UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: May 14, 2007


                         NEXHORIZON COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                                  000-33327                               13-4151225
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                  9737 Wadsworth Parkway, Westminster, CO 80021
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-404-9700
                                 --------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT'S BUSINESS AND OPERATONS

Item 1.01 Entry Into a Material Definitive Agreement.

Stock Purchase Agreement

         NexHorizon Communications, Inc. (the Registrant) entered into a Stock Purchase Agreement ("Stock Purchase Agreement") with National City Cable, Inc. ("National City") on May 14, 2007. The Stock Purchase Agreement provides for the Registrant to purchase all of the issued and outstanding common stock of National City for a total purchase price of $750,000.

         The Registrant will pay $150,000 of the purchase price in cash. The Registrant will issue the shareholders of National City an 18-month, unsecured promissory note for $225,000. The remaining $375,000 of the purchase price will be paid for using the Registrant's common stock. The price per share of the common stock and the number of shares to be issued is to be determined prior to the consummation of the transaction. The transaction will close upon the delivery of audited financial statements.

Purchase and Sales Agreement

         On May 14, 2007, the Registrant entered into a Purchase and Sales Agreement ("Purchase and Sales Agreement") with Chula Vista Cable, Ltd. ("Chula Vista Cable"). The Purchase and Sales Agreement provides for the Registrant to purchase all of the assets, tangible and intangible, real, personal, those used by or held for use by Chula Vista Cable for a total purchase price of $4,250,000.

         The Registrant will pay $850,000 of the purchase price in cash. The Registrant will issue the sellers of Chula Vista Cable an 18-month, 6%, promissory note for $1,275,000. The remaining $2,125,000 of the purchase price will be paid for using the Registrant's common stock. The price per share of the common stock and the number of shares to be issued is to be determined prior to the consummation of the transaction. The transaction will close upon the deliver of audited financial statements.

Management Agreement

         On May 14, 2007, in connection with the Stock Purchase Agreement and the Purchase and Sales Agreement entered into with National City and Chula Vista Cable, respectively, the Registrant entered into a Management Agreement ("Management Agreement"). The Management Agreement provides for the Registrant to engage as the manager of both National City and Chula Vista Cable for a monthly rate of $10,000 per month for three months. The Management Agreement provides for an extension of the agreement for periods of 30 days for no more than 120 days.

         Upon the consummation of the Stock Purchase Agreement and the Purchase and Sales Agreement, the fees being paid under the Management Agreement will be applied to the final purchase prices.


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SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01  Financial Statements and Exhibits

         (c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

     Exhibit No.                           Description
       10.1* Stock Purchase Agreement, dated May 14, 2007, by and between the Registrant and National

       10.2* Purchase and Sales Agreement, dated May 14, 2007, by and between the Registrant and Chula
--------------------
*Filed herewith

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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                NEXHORIZON COMMUNICATIONS, INC.



                                                By: /s/ Calvin D. Smiley, Sr.
                                                    ----------------------------
                                                    Calvin D. Smiley, Sr.,
                                                    President


                                                Date:  July 2, 2007












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